UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 19, 2025

PROLOGIS, INC.
PROLOGIS, L.P.
(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.)	001-13545 (Prologis, Inc.) 001-14245 (Prologis, L.P.)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California		94111
(Address of Principal Executive Offices)		(Zip Code)
Registrants’ Telephone Number, including Area Code: (415)
394-9000
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Prologis, Inc.	Common Stock, $0.01 par value	PLD	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2026	PLD/26	New York Stock Exchange
Prologis, L.P.	2.250% Notes due 2029	PLD/29	New York Stock Exchange
Prologis, L.P.	5.625% Notes due 2040	PLD/40	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Table of Contents
Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As reported in the registrant’s press release dated February 19, 2025, we announced that Hamid R. Moghadam, Chief Executive Officer and Chairman of the Board of Directors (the “Board”) of Prologis, Inc. (the “Company”), will retire as Chief Executive Officer of the Company effective January 1, 2026. Mr. Moghadam will continue to serve as Executive Chairman of the Board. We also reported that Daniel S. Letter, President of the Company, will become the new Chief Executive Officer upon Mr. Moghadam’s retirement effective January 1, 2026. Our Board also increased the size of the Board from eleven directors to twelve directors and appointed Mr. Letter as a director effective February 19, 2025, to hold office until his successor is elected and qualified or his earlier death, resignation or removal.
Mr. Letter, age 47, has served as our President since January 2023 and prior thereto held various positions with the Company since joining in 2004, including Global Head of Capital Deployment from January 2021 to January 2023, President, Central Region, from January 2019 to January 2021, and Managing Director, Capital Deployment – West Region, from April 2017 to January 2019. Mr. Letter is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation
S-K.
Mr. Letter will not receive any additional compensation for his service as a director.

Item 9.01.	Financial Statements and Exhibits.
(d)
Exhibits
. The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Description

99.1	Press Release dated February 19, 2025.

104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document.

Table of Contents
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.

Date: February 19, 2025	By:	/s/ Deborah K. Briones
	Name:	Deborah K. Briones
	Title:	Chief Legal Officer and General Counsel

PROLOGIS, L.P. By:
Prologis, Inc., its
General Partner

Date: February 19, 2025	By:	/s/ Deborah K. Briones
	Name:	Deborah K. Briones
	Title:	Chief Legal Officer and General Counsel